Lakeland Financial Corporation A Proven History of Shareholder Value Creation And Commitment to Our Communities 1st Quarter 2023 LKFN L I S T E D

2 David M. Findlay President & Chief Executive Officer david.findlay@lakecitybank.com (574) 267‐9197 Lisa M. O’Neill Executive Vice President & Chief Financial Officer lisa.oneill@lakecitybank.com (574) 267‐9125

3 Forward‐Looking Information This presentation contains, and future oral and written statements of the Company and its management may  contain, forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of  1995. Forward‐looking statements are not historical facts and are generally identifiable by the use of words  such as “believe,” “expect,” “anticipate,” “continue,” “plan,” “intend,” “estimate,” “may,” “will,” “would,”  “could,” “should,” or other similar expressions. All statements in this presentation, including forward‐looking  statements, speak only as of today’s date, and the Company undertakes no obligation to update any  statement in light of new information or future events. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently  uncertain and, accordingly, you are cautioned not to place undue reliance on any forward‐looking statement.  Actual results could differ materially from those addressed in the forward‐looking statements as a result of  numerous factors, including, without limitation: (i) the effects of future economic, business and market  conditions and changes, including the effects of governmental monetary and fiscal policies, (ii) the risks of  changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and  liquidity of loan collateral, securities and other interest sensitive assets and liabilities, (iii) changes in  borrowers’ credit risks and payment behaviors, (iv) the timing and scope of any legislative and regulatory  changes, including changes in tax and banking laws and regulations and their application by the Company’s  regulators, (v) the failure of assumptions and estimates used in the Company’s reviews of its loan portfolio,  underlying the establishment of reserves for possible credit losses, the Company’s analysis of its capital  position and other estimates; and (vi) the risks noted in the Company’s Annual Report on Form 10‐K for the  year ended December 31, 2022, as well as other risks and uncertainties set forth from time to time in the  Company’s other filings with the Securities and Exchange Commission.

4 Long Term Success for Shareholders Consecutive Increases in PTPP Income Since 2012(3) Profitable for the Last 10 Years(2) Exchange Traded Depositories with Assets Between $1B and $10B(1) LTM ROE >13% (including LKFN) 12 Institutions 17 Institutions 169 Institutions 200 Institutions Source: S&P Capital IQ Pro. Financial data is as of December 31, 2022. (1) Includes banks and thrifts traded on the NYSE, NYSEAM or NASDAQ as of 3/21/23; excludes merger targets. (2) Defined as having positive net income before extraordinary items and preferred dividends for each of the last 10 years (calendar years ended December 31, 2013 through December 31, 2022). Net income before extraordinary items is defined by S&P Capital IQ Pro as GAAP net income, after taxes, minority interest, and other after tax items, but before any extraordinary items. Excludes any revaluation of net deferred tax assets due to tax reform per S&P Capital IQ Pro. (3) Defined as consecutive increases in pre-tax, pre-provision earnings (excludes nonrecurring revenues and expenses, one-time goodwill impairment charges) for each of the years ending December 31, 2013, 2014, 2015, 2016, 2017, 2018, 2019, 2020, 2021 and 2022.

$1 .2 1 $2 9. 87 $2 3. 36 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 19 91 19 93 19 95 19 97 19 99 20 01 20 03 20 05 20 07 20 09 20 11 20 13 20 15 20 17 20 19 20 21 20 23 Tangible Book Value(1) Per Share 5 Strong Capital Structure Tangible  Common Equity 91.7% Reserves 8.3% Key Ratios and Per Share Data as of  March 31, 2023 9.34%TCE/Tangible Assets 11.56%Adj. TCE/Adj. Tangible Assets 15.21%Total Risk‐Based 11.56%Leverage $23.51Book Value $23.36Tangible Book Value $29.87Adj. Tangible Book Value Note: Tangible Common Equity to Tangible Assets and Tangible Book Value per Common  Share are Non‐GAAP financial measures. See “Reconciliation of Non‐GAAP Financial  Measures” in the First Quarter 2023 Earnings Press Release and Form 8‐K. (1)compounded annual growth rate computed from 1991‐2022 *TBV adjusted to exclude the market value impact of AFS investment  securities for TCE and Tangible Assets *

6 Lake City Bank Today •A long‐term and consistent organic growth story •Headquartered in Warsaw, Indiana • 53 branch offices ‐ $6.4 billion banking assets ‐ $2.9  billion trust, retirement and investment brokerage  assets • Focused on execution – “blocking and tackling” • Continued growth potential

7 32 Years of Organic Growth Record Net Income for 32 of 34 Years $2 ,7 07 $1 03 ,8 17 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 Net Income (000’s) Compound Annual Growth 1991 – 2022 • Loans = 11% • Deposits = 10% • Net Income = 12% • Earnings Per Share = 12%

8 Established Market Presence Organic Growth Potential in Mature and Expanding Markets

9 Strong Regional and Statewide Economy Indiana Unemployment Rate is Lower Than the National Average 9. 0% 8. 8% 6. 5% 5. 2% 4. 6% 3. 8% 3. 3% 3. 7% 3. 0% 11 .3% 4. 5% 2. 4% 3. 3% 9. 0% 9. 0% 6. 9% 5. 6% 5. 1% 4. 3% 3. 8% 4. 1% 3. 4% 11 .9% 4. 7% 3. 4% 3. 5% 8. 7% 8. 1% 7. 0% 5. 8% 5. 2% 4. 9% 4. 4% 4. 1% 3. 8% 13 .0% 6. 6% 4. 1% 3. 9% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2012 Feb 2013 Feb 2014 Feb 2015 Feb 2016 Feb 2017 Feb 2018 Feb 2019 Feb 2020 Feb 2020 May 2021 Feb 2022 Feb 2023 Feb Consolidated LCB Footprint Indiana United States U ne m pl oy m en t Source: United States Bureau of Labor Statistics.  Lake City Bank footprint is defined  as Kosciusko, Marshall, Fulton, Pulaski, Noble, Whitley, St. Joseph, Elkhart, LaGrange,  Allen, DeKalb, Huntington, Marion, Hamilton and Johnson Counties in Indiana

10 Lake City Bank Balance Sheet Dynamics 1. Capital Strength 2. Diversified Deposit Composition 3. Liquidity Availability 4. Investment Securities Portfolio 5. Asset Liability Management

11 Capital Strength Our Above Peer Profitability Has Contributed to our Strong Capital Foundation • Lake City Bank has significantly higher levels of capital  than the minimum required by the regulators for “Well‐ Capitalized” status • A strong capital foundation has been maintained for a  long period of time due to strong profitability and a  conservative balance sheet management culture • Tangible Common Equity at above peer bank levels and  with capacity to absorb unrealized losses from the  investment securities portfolio

12 Fortress Balance Sheet in Excess of Regulatory Capital Requirements LKFN Performance Exceeds Minimums Required to be “Well‐Capitalized” 13.3% 15.1% 15.2% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% Q4'10 Q4'11 Q4'12 Q4'13 Q4'14 Q4'15 Q4'16 Q4'17 Q4'18 Q4'19 Q4'20 Q4'21 Q4'22 Risk‐Based Capital Ratio Proxy Peer Average RBC Q4’22    14.4%    Well Capitalized Threshold 10.0% for Consolidated Risk‐Based Capital

13 Lake City Bank Capital Adequacy Capital Strength Grows in March 2023  Non‐GAAP Adjusted  Capital  Ratios with  AOCI and  HTM  Losses Non‐GAAP Excess  Capital  after AOCI  and HTM Non‐GAAP AOCI and  HTM  Losses‐ after tax Capital Cushion (in 000’s) Well‐ Capitalized  threshold March 31,  2023 Actual Regulatory Ratio  Description * 8.57%$235,318$(176,967)$412,2855.00%11.25%Tier 1 Leverage Ratio 10.34%$209,888$(176,967)$386,8566.50%13.58%Common Tier 1 (CET) 10.34%$127,944$(176,967)$304,9118.00%13.58%Tier 1 Risk Based Capital 11.59%$87,098$(176,967)$264,06510.00%14.83%Tier 2 Risk Based Capital * Regulatory Ratios are preliminary pending the finalization of regulatory filings

14 Impact of “Banking Crisis” on Lake City Bank  Deposits Have Been Stable Since Banking Crisis Emerged • Deposit activity reflects customary fluctuations for this time of year • Daily monitoring of liquidity position, large depositor fluctuation  report, uninsured deposit balances, and significant daily balance  fluctuations • Depositors greater than $10 million totaled $1.79 billion at March 6,  2023, and $1.72 billion on April 17, 2023, a decrease of $70 million,  or 1.3% of total deposits since December 31, 2022  • Uninsured deposits not covered by FDIC deposit insurance, or the  Indiana Public Deposit Insurance Fund (PDIF), were 29% of total  deposits at March 31, 2023 • Daily fluctuation reports show some nominal retail runoff to the  brokerage firms and largest banks • Deposit rate increases are attracting new depositors

15 Deposit Composition Continues To Remain Stable In 2023 Runoff of PPP and Economic Stimulus Deposits Impacts Demand Deposit Balances Total Retail $1,894,707 34% Total Public  Fund $1,356,851 25% Total  Commercial $2,105,512 38% Brokered  Deposits $160,658 3% Total Retail $1,934,787 36% Total Public  Fund $1,429,872 26% Total  Commercial $2,085,934 38% Brokered  Deposits $10,027 0% March 31, 2023 Total Deposits ‐ $5.5 billion DDA $1,548,066 DDA % of Total Deposits – 28% (000’s) December 31, 2022 Total Deposits ‐ $5.5 billion DDA‐ $1,736,761 DDA % of Total Deposits – 32% (000’s)

16 Diversified Deposit Base Deposits Are Not Concentrated to Any Industry or Client • Deposit composition has remained stable with  commercial deposits increasing as a percent of total  deposits • Lake City Bank had 129,532 deposit accounts at March  31, 2023. 126,804, or 98%, of those accounts are less  than $250,000 • 2,728 of deposit accounts, or 2%, are greater than  $250,000 • Public Funds in Indiana are covered by the Public  Deposit Insurance Fund (PDIF). Collateral is not pledged  to public funds.

17 Pre‐Pandemic Deposit Comparison Deposit Composition Has Remained Stable in 2022 versus 2019 Total Retail $1,934,787 36% Total Public  Fund $1,429,872 26% Total  Commercial $2,085,934 38% Brokered  Deposits $10,027 0% Total Retail $1,617,133 39% Total Public  Fund $1,127,111 27% Total  Commercial $1,276,047 31% Brokered  Deposits $114,109 3% December 31, 2022 Total Deposits ‐ $5.5 billion DDA‐ $1,736,761 DDA % of Total Deposits – 32% December 31, 2019 Total Deposits ‐ $4.1 billion DDA‐ $983,307 DDA % of Total Deposits – 24% (000’s) (000’s)

18 Checking Accounting Trends by Deposit Sector Commercial and Retail Accounts Grow by Double Digits $1 ,1 05 ,2 67 $1 ,9 53 ,9 69 $1 ,9 97 ,0 92 $6 58 ,4 51 $1 ,0 73 ,3 14 $1 ,0 11 ,9 85 $8 34 ,9 53 $1 ,3 82 ,5 65 $1 ,2 04 ,3 48 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 Dec 2019 Dec 2022 Mar 2023 Commercial Retail Public Funds Ch ec ki ng  A cc ou nt  B al an ce s Checking Account Average Balances  by Deposit Type Public  FundsRetailCommercial (000) $5,790$16$1333/31/23 $6,615$17$13212/31/22 $4,073$12$8612/31/19 Number of Checking Accounts  by Deposit Type Public  FundsRetailCommercial 20862,21814,8923/31/23 20961,87014,82412/31/22 20556,17712,92112/31/19 Pre‐ Pandemic (000) Checking account balances include demand deposits and interest‐bearing checking products

19 Lake City Bank Uninsured Deposits  Uninsured Deposits Excluding Public Funds are 29% $2 ,5 47 $2 ,8 74 $3 ,1 84 $3 ,5 81 $4 ,0 10 $4 ,0 45 $4 ,1 36 $5 ,0 37 $5 ,7 36 $5 ,4 61 $5 ,3 90 $5 ,5 42 $5 ,5 23 $5 ,5 22 $5 ,5 20 $5 ,4 87 $5 ,4 86 $5 ,4 64 $5 ,4 79 $5 ,5 14 $5 ,5 60 $5 ,5 72 $5 ,5 62 $5 ,5 20 $5 ,5 80 $5 ,4 87 $5 ,4 72 $5 ,4 71 $5 ,4 82 $5 ,4 98 $5 ,4 57 $5 ,4 91 $5 ,4 68 $5 ,5 05 $5 ,5 17 57% 54% 54% 30% 29% 29% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 Ja n  20 23 Fe b  20 23 3/ 16 3/ 17 3/ 20 3/ 21 3/ 22 3/ 23 3/ 24 3/ 27 3/ 28 3/ 29 3/ 30 3/ 31 4/ 3 4/ 4 4/ 5 4/ 6 4/ 7 4/ 10 4/ 11 4/ 12 4/ 13 4/ 14 4/ 17 Total Deposits Uninsured Deposits Uninsured Deposits % of Total Deposits Uninsured Deposits > $250,000 excluding Public Funds De po sit s U ni ns ur ed  d ep os its  %  o f   De po sit s (000)

20 Liquidity Overview • Available liquidity is stable and has remained  unchanged at $3.0 billion since year end • Sources of liquidity are varied and represent wholesale  funding and brokered deposits • In December 2022, loan growth and deposit outflows  contributed to a need of wholesale funding, primarily  through FHLB short‐term advances • As of March 31, 2023, we continued to utilize FHLB for  liquidity and increased brokered deposits • Noncore funding represented 6% of total deposits and  purchased funds as of March 31, 2023 vs. 5% at  December 31, 2022 • During 2021 and for most of 2022, all wholesale  funding and brokered deposits were repaid

Liquidity Preparedness

March 31, 2023

(000)	Liquidity Availability	Used	Unused/ Available	Additional Loan Collateral Available for Pledge
Secured/Committed Borrowings:				
Federal Home Loan Bank-Indianapolis[1]	$ 506,702	$ 200,000	$ 306,702	$ --
Federal Reserve Bank Discount Window	1,150,910	--	1,150,910	349,426
FRB Bank Term Funding Program (BTFP)	160,359	--	160,359	--
Total Secured/Committed	$ 1,817,971	$ 200,000	$ 1,617,971	$ 349,426
Unsecured/Uncommitted Borrowings:				
Brokered Certificates of Deposit[2]	$ 571,773	$ --	$ 571,773	$ --
Brokered Money Market Deposit[3]	192,346	150,629	41,717	--
Insured Cash Sweep-One Way Buy[4]	100,000	10,030	89,970	--
Fed Fund Lines	350,000	--	350,000	--
Total Unsecured/uncommitted borrowings	$ 1,214,119	160,659	1,053,460	$ --
Investment Securities available for pledge:				
Treasuries, Agencies, MBS, CMO[5]	159,168	--	159,168	--
Municipals[6]	201,290	--	201,290	--
Total Investment Securities Available	360,458	--	360,458	--
Total Lake City Bank Liquidity Preparedness	**$ 3,392,548**	**$ 360,659**	**$ 3,031,889**	$ 349,426

(1) The BOD has authorized borrowing capacity up to $800 million, and qualifying collateral is required for availability
(2) Brokered deposit capacity is equal to 10% of total deposits plus purchased funds, per bank policy
(3) Brokered money market capacity is equal to 3% of total assets, per bank policy
(4) Insured cash sweep one way by capacity is approved under program by IntraFi Network (formerly Promontory)
(5) Investment securities are eligible collateral at the Federal Reserve Bank – Discount Window, FHLB and BTFP
(6) Municipal securities are eligible collateral at the FRB – Discount Window

Lake City Bank

21

Investment Securities Overview Excess Liquidity Deployed to Investment Security Portfolio Over Two Years • Excess liquidity of $1 billion deployed to investment  portfolio during 2020‐2022  • Investment portfolio longer duration offsets shorter  duration of loan portfolio for interest rate risk management • The bank was asset sensitive before the pandemic and  maintains similar levels of asset sensitivity • Deployment to the investment portfolio provided an  earnings asset shift from balances earning 10 basis points at  the Federal Reserve to a tax equivalent yield of 2.69% • All taxable bonds are 100% backed by the full faith of the  U.S. Government • Municipal Securities are high quality bonds with strong  credit quality. 93% of the municipal bonds are rated AA/AAA 22

Investment Portfolio Analysis Linked Quarter Comparison 23 12/31/20223/31/2023 % of  Total Market  Value Weighted  Maturity % of  Total Market  Value Weighted  Maturity 9%114,3555.979%108,0216.17US Govt REMICS 29%377,9537.3431%376,4407.85US Govt Pools 10%126,9618.8211%127,9959.24US Agencies 0%3,0340.920%3,3520.79US Treasury Notes/Bills 43%563,22515.8740%492,47216.28AFS Municipals (Exempt) ‐‐‐‐‐‐AFS Municipals (Taxable) 9%111,02917.929%115,53317.68HTM Municipals ‐‐‐‐‐‐CMCL CMO 100%$1,296,557 11.99100%$1,223,813 12.18Total  ($215,255)($188,478)Unrealized losses AFS ($17,213)($13,118)Unrealized losses HTM ($232,468)($201,596)Total market value losses   6.56.6Portfolio effective duration  20%19%Investment securities as a % of assets

24 Investment Security Portfolio Cashflows Nearly $400 million of Principal and Interest Cash Flows Expected from 2023‐2026 16 ,5 92 ,2 10   25 ,4 92 ,0 16   15 ,6 97 ,4 75   18 ,0 20 ,4 76   14 ,9 96 ,0 63   18 ,3 10 ,0 81   14 ,8 52 ,1 34   19 ,2 51 ,6 55   14 ,0 03 ,7 15   17 ,7 90 ,5 80   14 ,5 75 ,9 61   20 ,1 76 ,9 96   14 ,3 17 ,0 20   18 ,9 06 ,8 03   19 ,4 83 ,8 46   10 ,0 30 ,7 27   9, 99 2, 88 8  7, 32 9, 87 0  9, 69 0, 04 7  7, 16 1, 21 6  9, 48 8, 88 4  6, 98 8, 34 4  9, 29 9, 53 6  6, 83 3, 60 6  9, 06 7, 48 1  6, 67 6, 58 4  8, 87 8, 24 4  6, 52 8, 75 2  8, 62 2, 74 5  6, 35 2, 42 7   ‐  5,000,000  10,000,000  15,000,000  20,000,000  25,000,000  30,000,000  35,000,000  40,000,000 May‐23 Aug‐23 Nov‐23 Feb‐24 May‐24 Aug‐24 Nov‐24 Feb‐25 May‐25 Aug‐25 Nov‐25 Feb‐26 May‐26 Aug‐26 Nov‐26 Principal Interest Investment Portfolio has  generated $111 million in cash  flow and proceeds from sales  through March 31, 2023 (000)

25 Investment Portfolio Investment Portfolio Decreasing in Size as a Percentage of Total Assets M V  In ve st m en ts  a s a  %  o f A ss et s (1) Ratio for 12/31/20 excludes PPP loans of $412 million in total assets (2) Ratio for 12/31/21 excludes PPP loans of $26 million in total assets (3) Ratio for 12/31/22 excludes PPP loans of $2 million in total assets 14% 13% 12% 12% 12% 12% 14% 21% 20% 19% 0% 5% 10% 15% 20% 25% 2014 2015 2016 2017 2018 2019 2020(1) 2021(2) 2022(3) 2023 March 31, 2023 Market ValueBook YieldWeighted  Maturity 108,0222.116.17US Govt REMICS 376,4401.977.85US Govt Pools 127,9951.559.24US Agencies 3,3523.800.79US Treasury Notes/Bills 492,4722.9316.28AFS Municipals (TEY) 115,5332.7317.68HTM Municipals (TEY) $1,223,8142.39%12.18Total (Tax‐Equivalent Yield) US Govt Treas 0.27% US Govt Remics 8.83% US Govt Pools  30.76% AFS Municipals 40.24% HTM Municipals 9.44% US Govt  Agencies 10.46% Held‐to‐Maturity 128,651$      Available‐for‐Sale 1,108,281$  Carrying Value

26 Projected Impact of Rising/Falling Rates Asset Sensitive Balance Sheet ‐13.12% ‐8.09% ‐3.74% ‐1.81% ‐0.88% 0.71% 1.42% 2.82% 5.62% 8.47% ‐20.00% ‐15.00% ‐10.00% ‐5.00% 0.00% 5.00% 10.00% 15.00% NII ‐ Rates Dn 300 NII ‐ Rates Dn 200 NII ‐ Rates Dn 100 NII ‐ Rates Dn 50 NII ‐ Rates Dn 25 NII ‐ Rates Up 25 NII ‐ Rates Up 50 NII ‐ Rates Up 100 NII ‐ Rates Up 200 NII ‐ Rates Up 300 Graph presents 12 month projected net interest income simulation  results as of March 31, 2023 using parallel shocks

27 Evolution of Deposit and Loan Betas FED Tightening in 2022‐2023 Has Been More Aggressive Than Past Cycles • NIM expanded 102 basis points from 4Q21 through 4Q22  due to asset sensitive balance sheet and lagged deposit  rate increases • Total cumulative deposit beta of 34% from March 2022 to  March 2023 has lagged past FED tightening cycle (2016‐ 2018) of 45%  • Deposit betas are expected to move to historical levels  due to a deposit mix shift from DDA to interest bearing  products and competitive deposit pricing pressures in the  market • Total cumulative loan beta of 47% has lagged past FED  tightening cycle (2016‐2018) of 61%.

28 Interest Rate Sensitivity Asset Sensitivity Generated From Commercial Loan Portfolio Fixed Rate $1,488,019 35% Prime $1,325,805 31% 1 Mo. LIBOR $399,178 9% FHLB/Other $1,037,638 25% Commercial Loans $4.3 billion as of March 31, 2023 (000’s) • Cost of deposits and purchased funds  increased due to loan growth, deposit  mix shift from DDA, and increased  competition for deposits • Fixed rate loans have shorter, average  original terms of approximately 5 years.  • Approximately $546.8 million of fixed  rate commercial loan reprice in the next  twelve months. • 89% of loan portfolio consists of  commercial loans and 65% of  commercial loans are tied to variable  interest rates

29 Shareholder Value Strategy 1. Commercial Banking Focus 2. High Quality Team Members 3. Proven Organic Growth Experience 4. Focus on Core Deposit Funding 5. Commitment to Technology

30 Commercial Banking Focus Experienced Relationship Driven Team • 39 credit “smart” commercial bankers • Average 23 years in banking & 13 years at Lake City Bank • We live where we lend • Face to face calling matters and is a team effort • We understand our clients’ needs • Deep organizational structure provides credit and administrative  support • We cross‐sell aggressively by leveraging technology

31 Credit Process Commercial Banking Focus • Our credit discipline has never changed • We have a centralized committee structure • We are in‐market lender to in‐market clients • Character matters – we lend to people first • We focus on management/cash flow • Structure is important and is disciplined • Orientation towards owner occupied and well structured  nonowner occupied real estate

32 Corporate Social Responsibility Over 150 Years of Focusing on Our Customers, Employees  and Our Communities • Supporting our communities since 1872 • Caring for and building a diverse and inclusive team • Delivering loan products to our communities • Developing strong cybersecurity controls to protect our  customers’ data • Supporting financial literacy in our footprint • Caring for the environment • Focusing on continued, positive corporate stewardship

33 Lake City Bank Culture High Quality Team Members • Our culture is our greatest  asset and we will preserve it • Lake City University drives our  culture • Diversity, Equity and Inclusion  are ongoing initiatives that  create a culture of belonging • Our community involvement is  real and critical to our strategy • Our culture has not been  diluted by acquisition

34 Mature1 Market Deposit Performance Organic Growth 2012 ‐ 2022 $2,509 $2,501 $2,373 $596 $509 $486 $328 $93 ‐$210 ‐$1,162‐$1,500 ‐$1,000 ‐$500 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Lake City Bank 1st Source JPM  Chase PN C Star First M erchants FSB of M iddlebury O ld N ational KeyBank Flagstar(2) Lake City Bank has grown  deposits by 102% over the  last ten‐year period. 1Mature Markets include 12 Northern Indiana counties and exclude 3 Central Indiana counties 2Flagstar acquired Wells Fargo branches in 2018 Totals adjusted to include branches subsequently acquired by surviving banks.  Source: FDIC 6/30/22 Statistics

Organic Growth

Indianapolis Market Opportunity

Indianapolis Market Banks	Share of Market
1. JPM Chase	24%
2. PNC	14%
3. Merchants Bank	10%
4. Fifth Third	8%
5. Huntington National	7%
6. BMO Harris	5%
7. Bank of America	5%
8. First Internet Bank	5%
9. National Bank of Indy	4%
10. KeyBank	3%
16. Lake City Bank	1%

Deposit Market Share


3%
97%
Out of State
In State

Lake City Bank

Marion, Hamilton and Johnson Counties as of 6/30/22;
Source: FDIC 6/30/22 Statistics

35

36 A Strong Environment for Growth and Expansion • Indiana #1 manufacturing state in the country(1) • Manufacturing jobs increased 0.5% or 537,600 from February ‘22 to  February ‘23(2) • U.S. Census Bureau announced Indiana’s population grew by 4.7% between  2010 and 2020 • Indiana unemployment at 3.1% as of February 2023(3) • GDP growth of 5.2% from December ‘19 to December ‘21 • Indiana ranked 14 in CNBC’s “America’s Top States for Business 2022”,  ranking Indiana higher than any of its neighboring states(4) • Indiana ranked as the #1 state to start a business by Forbes in November  2022(5)   • IEDC  lists Elkhart‐Goshen area as 8th in the nation for semiconductor  workforce readiness(6) (1) https://www.statsamerica.org/sip/rank_list.aspx?rank_label=gsp2_b&item_in=12&ct=S18 (2) http://www.hoosierdata.in.gov/dpage.asp?id=52&view_number=1&menu_level=&panel_number=2 (3) https://fred.stlouisfed.org/graph/?graph_id=880632&rn=643 (4) https://www.cnbc.com/2022/07/13/top‐states‐for‐business‐indiana.html (5) https://www.forbes.com/advisor/business/best‐states‐to‐start‐a‐business (6) https://go.southbendelkhart.org/webmail/881312/460728598/e1d48e68200c45433960a3dd769f9ce92b992f9 1dc8ee01171354070e212ba31

37 Commitment to Technology and Cyber Risk Management Innovation and Competitive Technology is a Focus • Fintech partnerships play a significant role in our technology stack  and enable delivery of innovative solutions to our customers • Investments in Lake City Bank Digital, a Q2 product implemented  in 2021 with ongoing functionality added since initial adoption • Technology partnership with FIS is strong – User Planning Council  and Strategic Planning Advisory Council • Retail and Commercial platforms ensure competitive positioning • Cybersecurity protection expands • AI and data gathering and analysis is playing an increasingly  important role  • Branch of the future proof of concept implemented in 2021 and  used in three new offices

38 Channel Utilization Over Three Year Horizon Mobile Channel Engagement Continues to Accelerate Three  Year  Change % of Total Total  Transactions  2023(1) % of Total Total Transactions 2020(1) Channel Type (8)%15%2,064,32318%2,254,349Branch Transactions (9)%6%857,7807%947,292ATM/ITM (25)%27%3,686,81639%4,918,474Online Logins 63%51%7,062,65234%4,344,894Mobile Logins(2) (15)%1%221,2952%259,950Telephone Banking 9%100%13,892,866100%12,724,959Total (1) Measurement period includes twelve months of data ending March 31, 2020 and March 31, 2023 (2) Includes mobile phone, Apple watch & iPad app use

39 Customer Composition and Digital Adoption Digital Platform Upgrade in March of 2021 Positively Impacting Digital  Adoption Across All Generations Customer Composition and Digital Adoption Over Three Years 3/31/213/31/223/31/23 Customer Breakdown Generation 45%49%52%17%Gen Z            (1996 ‐ Current) 56%61%60%25%Millennial (1977 ‐ 1995) 45%51%50%19%Gen X                 (1965 ‐ 1976) 40%45%44%30%Baby Boomer   (1946 ‐ 1964) 27%32%30%9%Mature (1945 or before) 44%49%49%Digital Adoption

Financial Performance

41 Income Performance Metrics LKFN Performance Exceeds National and Indiana Peers and Maintains Strong Capital Levels 1.69% 1.76% 1.55% 1.56% 1.62% 1.54% 16.51% 15.47% 13.51% 14.19% 17.40% 16.81% 16.64% 15.57% 13.59% 14.27% 17.52% 16.92% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% 1.90% 2.10% 2.30% 2.50% 2018 2019 2020 2021 2022 YTD 2023 Return on Average Assets Return on Average Equity Return on Average Tangible Common Equity RO AA RO AE  a nd  R O AT E 1Source KBW Price     Performance Review December 31, 2022 ROAE and ROATE LTM Peer Data1 National Indiana ROAE             13.7%          14.7% ROATE           17.0%          17.2% ROAA LTM Peer Data1 National Indiana ROAA      1.15%               1.21%

42 Net Income and EPS Record Profitability in 2022 $80,411 $87,047 $84,337 $95,733 $103,817 $23,642 $24,278 $3.13 $3.38 $3.30 $3.74 $4.04 $0.92 $0.94 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2018 2019 2020 2021 2022 YTD 2022 YTD 2023 Net Income Diluted EPS N et  In co m e EP S 2023 Net Income increase 3% 2023 Diluted EPS increase  2%

43 Pretax Pre‐Provision Earnings Significant Growth in Net Interest Income Offset by Decline in Noninterest Income $105,344 $110,620 $118,646 $118,521 $134,539 $28,598 $32,399 2.21% 2.24% 2.19% 1.93% 2.09% 1.74% 2.05% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 2018 2019 2020 2021 2022 YTD 2022 YTD 2023 Pretax Pre‐Provision Earnings Pretax Pre‐Provision/Average Assets Pr et ax  P re ‐P ro vi sio n  Ea rn in gs Pr et ax  P re ‐P ro vi sio n  Ea rn in gs /A ve ra ge  A ss et s Note: Pretax Pre‐Provision Earnings is a Non‐GAAP financial measure. See “Reconciliation of Non‐ GAAP Financial Measures” in the First Quarter 2023 Earnings Press Release and Form 8‐K. 2023 Pretax Pre‐Provision Earnings YOY Increase 13%

44 Average Loans Average Loan Growth of $425 million or 10% for 2023 94% 94% 95% 83% 77% 86% 50% 60% 70% 80% 90% 100% 110% 120% $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 2018 2019 2020 (1) 2021 (1) 2022 (1) YTD 2023 Retail Commercial Average Loans to Average Deposits Lo an s Lo an s t o  De po sit  R at io (1) Includes $377 million in Average PPP loans in 2020, $238 million in 2021, and $8 million in 2022 2023 YOY Increase  10% $3,843,912 $3,974,532 $4,424,472 $4,421,094 $4,427,166 $4,725,427

45 Line of Credit Utilization Line Availability Outpacing Utilization $1 ,7 15 $1 ,6 55 $1 ,6 64 $1 ,6 96 $1 ,6 16 $1 ,6 69 $1 ,6 30 $1 ,5 93 $1 ,6 37 $1 ,4 73 $1 ,4 46 $1 ,4 99 $1 ,4 10 $1 ,4 94 $1 ,5 53 $1 ,6 90 $1 ,7 46 $1 ,8 05 $1 ,8 24 $1 ,9 66 $1 ,8 85 $1 ,6 12 $1 ,6 11 $1 ,8 06 $1 ,7 37 $1 ,7 97 $1 ,7 38 $1 ,7 85 $1 ,8 35 $1 ,7 85 $2 ,0 66 $2 ,1 09 $2 ,0 44 $2 ,1 90 $2 ,2 06 $2 ,2 43 $2 ,3 21 $2 ,3 53 $2 ,3 98 $2 ,5 17 $2 ,6 96 $2 ,7 96 52% 51% 48% 49% 47% 49% 48% 46% 48% 42% 41% 42% 39% 40% 41% 42% 43% 43% 42% 42% 40% ‐$300 $200 $700 $1,200 $1,700 $2,200 $2,700 $3,200 $3,700 $4,200 $4,700 25% 35% 45% 55% 65% 75% 85% 95% Outstanding Available % Line Usage 3, 32 7 3, 26 6 3, 47 0 3, 43 3 3, 41 3 3, 40 7 3, 41 6 3, 42 9 3, 42 3 3, 53 9 3, 55 4 3, 54 4 3, 60 0 3, 70 0 3, 79 5 4, 01 1 4, 20 3 4, 09 8 4, 34 2 4, 66 2 PPP Round 1 PPP Round 2 4, 68 1

46 Line of Credit Utilization vs. Commercial DDA DDA Deposit Balances Remain Elevated in 2022 $3 89 ,0 51 $4 67 ,4 58 $5 72 ,9 66 $6 60 ,3 60 $6 20 ,1 74 $6 13 ,4 45 $6 79 ,0 78 $7 40 ,5 76 $6 84 ,5 11 $6 89 ,4 50 $7 30 ,3 73 $7 75 ,9 47 $7 61 ,6 86 $7 72 ,9 95 $8 49 ,0 92 $8 14 ,4 30 $8 83 ,9 56 $1 ,2 16 ,4 14 $1 ,2 18 ,9 43 $1 ,2 73 ,8 86 $1 ,3 39 ,6 73 $1 ,4 62 ,9 35 $1 ,4 93 ,2 45 $1 ,5 71 ,9 64 $1 ,5 61 ,7 47 $1 ,4 77 ,3 56 $1 ,5 10 ,9 10 $1 ,4 35 ,7 46 $1 ,2 57 ,7 97 50% 51% 50% 52% 52% 52% 51% 54% 52% 51% 48% 49% 47% 49% 48% 46% 48% 42% 41% 42% 39% 40% 41% 42% 43% 43% 42% 42% 40% $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 30% 35% 40% 45% 50% 55% 60% Commercial DDA Line of Credit Utilization Li ne  o f C re di t U til iza tio n Co m m er ci al  D DA PPP Round 1 PPP Round 2 (000’s)

47 Loan Portfolio Breakdown C&I Drives Lending Business Commercial & Industrial $1,459,618 31% Commercial RE ‐ Owner  Occupied $750,840 16% Commercial RE ‐ Nonowner Occupied $705,830 15% Commercial RE ‐Multifamily $217,274 4% Commercial RE ‐ Construction $591,812 12% Agri‐business ‐ Agriculture $392,982 8% Other  Commercial $132,284 3% Residential  Mortgage $221,616 5% Home Equity $175,907 4% Installment ‐ Other Consumer $110,127 2% $4.8 billion as of March 31, 2023 (000’s) Note: Loan breakdown is presented by Federal Reserve Bank (“FRB”)  Collateral Code as reported on the call report.

Multifamily Housing $480,648 10% Agriculture $455,042 9% Lessors of Nonresidential  Buildings $213,754 4% RV Industry $205,690 4% Senior Living $154,627 3% Automobile Dealers $122,308 3% Restaurants $99,964 2% Hotels $99,501 2% Nondepository Credit  Intermediation $98,152 2% Misc. Durable Goods Merchant  Wholesalers $96,404 2% 48 Top 10 Industry Concentrations Loan Portfolio is Diversified‐ Commercial Office Space Represents 0.71% of Loans Top 10 Industries Represent 42% or $2 billion of Total Loans Note: Industry data is obtained from loan classifications pursuant to  the North American Industry Classification System (“NAICS”)

49 Average Deposits Deposit Surge During Pandemic Abates in 2023 $4,093,894 $4,242,524 $4,650,597 $5,357,284 $5,717,358 $5,487,593 97% 98% 98% 99% 100% 96% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2018 2019 2020 2021 2022 YTD 2023 Average Deposits % of Funding De po si ts De po sit s a s a  P er ce nt  o f T ot al  F un di ng (000’s) 2023 YOY Growth (6)%

50 Deposit Breakdown Deposit Costs Rise in Response to Rising Competition and Interest Rate Environment Total Retail $1,894,707 34% Total Public  Fund $1,356,851 25% Total  Commercial $2,105,512 38% Brokered  Deposits $160,658 3% March 31, 2023 Total Deposits ‐ $5.5 billion (000’s) 1.19% 0.98% 0.63% 0.48% 0.50% 0.54% 0.72% 1.10% 1.35% 0.63% 0.28% 0.63% 1.84% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD 2023 Cost of Deposits 20232019Deposit Composition at end of period 28%24%Non‐interest Bearing Demand Deposits 58%47%Interest Bearing Demand, Savings & MMA 11%22%Time Deposits > or = to $100,000 3%7%Time Deposits < $100,000 $5.5$4.1Total Deposits (billions)

Public Fund Deposit Trends

Majority of Public Funds are Core Checking Account Deposits


$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$1,235,687
$604,907
$629,892
Mar-17
$1,225,991
$575,833
$649,271
Jun-17
$1,149,765
$510,528
$638,349
Sep-17
$1,2351,119
$518,786
$731,445
Dec-17
$1,291,170
$537,537
$752,745
Mar-18
$1,225,127
$444,194
$780,046
Jun-18
$1,250,576
$528,485
$721,203
Sep-18
$1,215,533
$471,535
$743,961
Dec-18
$1,211,148
$515,130
$695,981
Mar-19
$1,253,704
$408,178
$845,489
Jun-19
$1,281,451
$453,257
$828,157
Sep-19
$1,127,111
$292,121
$834,953
Dec-19
$1,132,438
$340,116
$792,055
Mar-20
$1,103,014
$231,472
$871,275
Jun-20
$1,212,131
$307,711
$904,153
Sep-20
$1,162,457
$147,759
$1,014,430
Dec-20
$1,204,153
$122,020
$1,081,865
Mar-21
$1,275,388
$81,107
$1,194,013
Jun-21
$1,289,603
$63,992
$1,225,413
Sep-21
$1,284,641
$65,519
$1,218,854
Dec-21
$1,340,566
$61,180
$1,279,118
Mar-22
$1,458,179
$39,071
$1,418,840
Jun-22
$1,481,100
$59,758
$1,421,074
Sep-22
$1,429,873
$46,546
$1,383,327
Dec-22
$1,356,851
$152,235
$1,204,616
Mar-23
Checking and MMA
CDs

Lake City Bank

51

52 Net Interest Income Growth in Net Interest Income Impacted by Higher Rates and Growth in Loans $151,271 $155,047 $163,008 $178,088 $202,887 $44,880 $51,519 3.43% 3.38% 3.19% 3.07% 3.40% 2.93% 3.54% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0 $50,000 $100,000 $150,000 $200,000 $250,000 2018 2019 2020 2021 2022 YTD 2022 YTD 2023 Net Interest Income Net Interest Margin, fully tax equivalent (000’s) N et  In te re st  In co m e N et  In te re st  M ar gi n,  fu lly  ta x  eq ui va le nt 2023 YOY Growth 15%

53 Asset Quality Watchlist Loans as a Percentage of Total Loans at Historic Lows 1. 52% 2. 15% 2. 75% 1. 37% 0. 94% 0. 50% 0. 42% 0. 19% 0. 25% 0. 19% 0. 46% 0. 26% 0. 35% 0. 48% 0. 37% 1. 22% 1. 82% 2. 20% 1. 75% 1. 31% 0. 41% 0. 35% 0. 16% 0. 20% 0. 16% 0. 38% 0. 21% 0. 23% 0. 35% 0. 28% 8.86% 8.17% 7.46% 8.06% 6.64% 5.75% 4.64% 4.28% 4.50% 4.77% 4.43% 6.75% 5.50% 3.71% 3.68% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD 2023 Nonperforming Loans/Total Loans Nonperforming Assets/Total Assets Watch List Loans to Total Loans excluding PPP N on pe rf or m in g  As se ts  to  T ot al  A ss et s W at ch  L ist  L oa ns  to  T ot al  L oa ns  e xc lu di ng  P PP

54 Asset Quality Allowance for Credit Losses Represents Strong Coverage 0. 42% 0. 54% 0. 25% 0. 20% 0. 11% 0. 10% 0. 09% 0. 03% ‐0 .0 1% 0. 13% 0. 03% 0. 09% 0. 09% 0. 10% 0. 49% 1.59% 2.15% 2.39% 2.28% 1.92% 1.67% 1.42% 1.26% 1.23% 1.24% 1.25% 1.45% 1.59% 1.54% 1.50% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 1.80% 2.10% 2.40% 2.70% ‐0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD 2023 AC L  to  T ot al  L oa ns , e xc lu di ng  P PP N et  C ha rg eo ffs  to  A ve ra ge  L oa ns Net Chargeoffs/Average Loans Allowance for Credit Losses to Total Loans, excluding PPP Note: Current Expected Credit Loss (“CECL”) Standard adopted effective 1/1/21

55 Noninterest Income Growth in Fee Generating Lines of Business is Offset by Volatile Market Driven Activity $40,302 $44,997 $46,843 $44,720 $41,862 $10,687 $10,314 21% 22% 22% 20% 17% 19% 17% 0% 10% 20% 30% 40% 50% 60% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2018 2019 2020 2021 2022 YTD 2022 YTD 2023 N on ‐In te re st  In co m e  as  %  o f T ot al  R ev en ue N on ‐In te re st  In co m e Non‐Interest Income % of Total Revenue 2023 YOY Decrease (3)%  (000’s)

56 2023 YOY Increase 11% Total Revenue Revenue Growth Benefited by Core Loan Growth and Rising Rates $191,573 $200,044 $209,851 $222,808 $244,749 $55,567 $61,833 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 2018 2019 2020 2021 2022 YTD 2022 YTD 2023 (000’s)

57 Non‐Interest Expense Disciplined Operating Expense Management $86,229 $89,424 $91,205 $104,287 $110,210 $26,969 $29,434 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2018 2019 2020 2021 2022 YTD 2022 YTD 2023 (000’s) 2023 YOY Increase 9%

58 Efficiency Ratio Revenue Growth Outpaces Expense Growth 51% 52% 50% 50% 48% 46% 45% 45% 43% 47% 45% 48% 0% 10% 20% 30% 40% 50% 60% 70% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 YTD 2023 Constant investment in technology and facilities

59 Stable Healthy Dividend Growth in Dividend Reflects Strength of Capital $1.00 $1.16 $1.20 $1.36 $1.60 $0.40 $0.46 2.25% 2.40% 2.24% 1.70% 2.19% 2.20% 2.94% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0.10 $0.30 $0.50 $0.70 $0.90 $1.10 $1.30 $1.50 $1.70 2018 2019 2020 2021 2022 YTD 2022 YTD 2023 Dividend Per Share ‐ split adjusted Dividend Yield 2023 Growth  15% Di vi de nd  p er  S ha re Di vi de nd  Y ie ld

60 LKFN Shareholder Value Total Return Performance from 12/31/00 to 3/31/23 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 LKFN S&P 500 S&P US BMI Banks Index S&P 500 Financials 3,500.00 3,000.00 2,500.00 2,000.00 1,500.00 1,000.00 500.00 0.00 (500.00) 2,532.50% 378.46% 100.95% 117.73%

61 Investment Highlights • Proven History of Organic Growth •Disciplined and Focused Strategy • Strong Internal Culture • Consistent Execution • Service Excellence Drives Shareholder Value

Supplemental Information

63 Commercial Loans by County Commercial Customers in 46 Indiana Counties and 22 Other States Allen 16% Elkhart 15% St. Joseph 8% Kosciusko 11% Hamilton 9% Marion 13% Marshall 4% Other IN  Counties (1) 18% Outside IN 6% Commercial Loans  Outstanding as of  3/31/2023 $4.8 billion  (1) All other counties individually represent less than 2% of total March 31, 2023 (000’s)

Larger Market Organic Expansion

Organic Growth

State Rank	County	Primary City	Population*	LCB Entry	LCB Deposit Market Share**	# of Branches
22.	Kosciusko	Warsaw	80,106	1872	60%	12
6.	Elkhart	Elkhart	206,921	1990	23%	11
5.	St. Joseph	South Bend	272,212	1997	9%	4
3.	Allen	Fort Wayne	388,608	1999	13%	5
1.	Hamilton, Johnson, Marion	Indianapolis	1,492,050	2011	1%	6

* Source: STATS Indiana
** Source: FDIC 6/30/22 Statistics


Lake
City
Bank

Lake City Bank

64

Mature Market Strength and Growth

Organic Growth

(millions)[1]

	2022		2012			2022
	Deposits	**Share**	**Deposits**	**Share**	**Increase**	**# of Offices**
1. 1st Source	$5,051	18.67%	$2,550	14.77%	98.08%	53
2. Lake City Bank	**$4,978**	**18.40%**	**$2,469**	**14.30%**	**101.62%**	**52**
3. JPM Chase	$3,896	14.40%	$1,523	8.82%	155.81%	20
4. PNC	$1,845	6.82%	$1,249	7.24%	47.72%	17
5. First Merchants	$1,128	4.17%	$642	3.72%	75.70%	10
6. Flagstar/Wells Fargo(2)	$979	3.62%	$2,141	12.40%	(54.27)%	23
7. Star	$950	3.51%	$440	2.55%	115.91%	10
8. Old National	$778	2.87%	$684	3.97%	13.74%	9
9. KeyBank	$712	2.63%	$922	5.34%	(22.78)%	14
10. FSB of Middlebury	$639	2.36%	$311	1.80%	105.47%	6
Market Total	**$27,058**		**$17,264**		**56.73%**	

Lake City Bank

[1]Mature Markets includes 12 Northern Indiana counties and excludes 3 Central Indiana counties
[2]Flagstar purchased Wells Fargo Indiana branches in 2018
Adjusted to include branches subsequently acquired by surviving banks. Data based on June 30th regulatory reporting for each year presented.

65